DEBT	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
DEBT

NOTE 10—DEBT

As of December 31, 2016 and 2015 the carrying values of our long-term debt obligations, net of unamortized debt issuance costs of $14 million and $20 million, respectively, are as follows:

	December 31, 2016	December 31, 2015
	(In thousands)
Senior Notes	$493,461	$491,890
Term Loan	212,070	289,979
North Ocean 105 construction financing	31,877	38,263
Amortizing Notes	7,932	21,205
Other, including capital lease obligation	7,180	2,546
	752,520	843,883
Less: Amounts due within one year	48,125	24,882
Total long-term debt	$704,395	$819,001

Maturities of long-term debt during the five years subsequent to December 31, 2016 are as follows:

(in thousands)
2017	$49,820
2018	3,427
2019	212,846
2020	-
2021	500,000
Total Debt	$766,093
Debt Issuance Costs	(13,573)
Total Debt - Net of Issuance Costs	$752,520

In April 2014, we entered into a credit agreement (the “Credit Agreement”), which initially provided for a $400 million first-lien, first-out three-year letter of credit facility (the “LC Facility”), scheduled to mature in 2017, and a $300 million first-lien, second-out five-year term loan (the “Term Loan”), scheduled to mature in 2019. The indebtedness and other obligations under the Credit Agreement are unconditionally guaranteed on a senior secured basis by substantially all of our wholly owned subsidiaries, other than our captive insurance subsidiary (collectively, the “Guarantors”). We also completed the issuance of (a) $500 million of second-lien, seven-year, senior secured notes; and (b) $288 million of tangible equity units (“TEUs”) composed of (1) three-year amortizing, senior unsecured notes, in an aggregate principal amount of $48 million, and (2) prepaid common stock purchase contracts.

In October 2015, we entered into Amendment No. 1 to the Credit Agreement, which amended the Credit Agreement primarily to increase the existing LC Facility from $400 million to $520 million.

In February 2016, we entered into Amendment No. 2 to the Credit Agreement, which amended the Credit Agreement to permit us to add to Covenant EBITDA certain cash restructuring expenses related to the conclusion of MPI or implementation of AOR for the quarters ending on or after March 31, 2016 but before April 16, 2017, in an aggregate amount not to exceed $25 million (as of any date of determination).

On April 18, 2016, we entered into Amendment No. 3 to the Credit Agreement, which, among other things:

•	replaced the existing EBITDA covenant with new ratios (as defined in Amendment No. 3) as follows:
•	a minimum fixed charge coverage ratio of 1.15x for the fiscal quarter ended March 31, 2016 and each fiscal quarter thereafter;
•

a maximum total leverage ratio of 4.5x for the fiscal quarter ended March 31, 2016 and each subsequent fiscal quarter through June 30, 2017, 4.0x for the fiscal quarters ending September 30, 2017 and December 31, 2017, and 3.5x for each fiscal quarter thereafter; and

•	a maximum secured leverage ratio of 2.0x for the fiscal quarter ended March 31, 2016 and each subsequent fiscal quarter through December 31, 2017, and 1.5x for each fiscal quarter thereafter; and
•

amended the maximum capital expenditure covenant to limit capital expenditures in 2016 and thereafter to $250 million each fiscal year, with any prior fiscal year unused capital expenditures up to $125 million able to be carried forward and added to the next year’s capital expenditure capacity, for a total of $375 million.

In addition, upon the May 13, 2016 satisfaction of certain conditions set forth in Amendment 3, including the receipt of requisite consents from term lenders under the Credit Agreement, Amendment 3 also amended the Credit Agreement to, among other things:

•

extend the maturity date of the LC Facility commitments to April 22, 2019, unless the Term Loan has not been repaid or refinanced by January 15, 2019, in which case the LC Facility commitments will expire on January 15, 2019;

•	change the existing letter of credit capacity of $520 million to $450 million;
•	extend the deadline for mortgaging the DLV 2000 to one year after taking delivery thereof, and give McDermott the option to consider potential financing options for the DLV 2000 during that period;
•	increase the basket for purchase money indebtedness from $20 million to $150 million;
•	modify the covenant limiting acquisitions to permit up to $150 million of acquisitions; and
•	modify the covenant limiting the prepayment or purchase of junior priority debt to permit up to $100 million of such prepayments or purchases.

On May 12, 2016, we entered into Amendment No. 4 to the Credit Agreement which, among other things:

•	increased the applicable margin payable on the Term Loan by 3.0% per annum; and
•	required that the net cash proceeds of any sale (including a sale and leaseback) of the DLV 2000 be applied as a mandatory prepayment of the Term Loan.

On May 13, 2016, McDermott prepaid $75 million of the Term Loan and satisfied the other conditions to the “effective date” set forth in Amendment No. 4.

As of December 31, 2016 we were in compliance with the financial covenants set forth in the Credit Agreement.

LC Facility

As of December 31, 2016 and 2015, the capacity under our LC Facility was $450 million and $520 million, respectively. The aggregate face amount of letters of credit issued under the LC Facility, as of December 31, 2016 and 2015, was $442 million and $384 million, respectively.

The LC Facility permits us to deposit up to $300 million with letter of credit issuers to cash collateralize letters of credit issued on a bilateral basis outside the credit facility. As of December 31, 2016, we had bilateral arrangements to issue cash collateralized letters of credit of $175 million. As of December 31, 2016 and 2015, we had an aggregate face amount of approximately $16 million and $102 million of such letters of credit outstanding supported by cash collateral. We have included the supporting cash collateral in restricted cash and cash equivalents in the accompanying Consolidated Balance Sheets.

The LC Facility is secured on a first-lien, first-out basis (with relative priority over the Term Loan) by pledges of the capital stock of all the Guarantors and mortgages on, or other security interests in, substantially all the tangible and intangible assets of our company and the Guarantors, subject to specific exceptions.

The LC Facility contains various customary affirmative covenants, as well as specific affirmative covenants, including specific reporting requirements and a requirement for ongoing periodic financial reviews by a financial advisor. The LC Facility also requires compliance with various negative covenants, including limitations with respect to the incurrence of other indebtedness and liens, restrictions on acquisitions, capital expenditures and other investments, restrictions on sale leaseback transactions and restrictions on prepayments of other indebtedness.

The LC Facility provides for a commitment fee of 0.50% per year on the unused portion of the LC Facility and letter of credit fees at an annual rate of 2.25% for performance letters of credit and 4.50% for financial letters of credit, as well as customary issuance fees and other fees and expenses.

Term Loan

The Term Loan bears interest at a floating rate, which can be, at our option, either: (1) a LIBOR rate for a specified interest period (subject to a LIBOR “floor” of 1.00%) plus an applicable margin of 7.25%; or (2) an alternate base rate (subject to a base rate “floor” of 2.00%) plus an applicable margin of 6.25%. The Term Loan was incurred with 25 basis points of original issue discount.

The Term Loan is secured on a first-lien, second-out basis (with the LC Facility having relative priority over the Term Loan) by pledges of the capital stock of all the Guarantors and mortgages on, or other security interests in, substantially all tangible and intangible assets of our company and the Guarantors, subject to specific exceptions.

The Term Loan requires mandatory prepayments from: (1) the proceeds from the sale of assets, as well as insurance proceeds, in each case subject to certain exceptions, to the extent such proceeds are not reinvested in our business within 365 days of receipt; (2) net cash proceeds from the incurrence of indebtedness not otherwise permitted under the Credit Agreement; and (3) 50% of amounts deemed to be “excess cash flow,” subject to specified adjustments. The Term Loan requires $750,000 quarterly payments of principal.

The Term Loan requires compliance with various customary affirmative and negative covenants. We are required to maintain a ratio of “ownership adjusted fair market value” of marine vessels to the sum of (1) the outstanding principal amount of the Term Loan and (2) the aggregate principal amount of unreimbursed drawings and advances under the LC Facility of at least 1.75:1.00. As of December 31, 2016, the actual ratio was 6.4 to 1.0.  As of December 31, 2016, we were in compliance with all of the covenants under the Term Loan.

Under the terms of the Credit Agreement we are restricted in our ability to pay junior priority indebtness, which would include dividends to MDR stockholders, to $50 million prior to April 16, 2017 and $150 million after April 16, 2017.

Senior Notes

In April 2014 we issued $500 million in aggregate principal amount of 8.00% senior secured notes due 2021 (the “Notes”) in a private placement in accordance with Rule 144A and Regulation S under the Securities Act of 1933, as amended. Interest on the Notes is payable semi-annually in arrears on May 1 and November 1 of each year, beginning on November 1, 2014. The Notes are scheduled to mature on May 1, 2021.

The Notes are unconditionally guaranteed on a senior secured basis by the Guarantors, and the Notes are secured on a second-lien basis by pledges of capital stock of certain of our subsidiaries and mortgages and other security interests covering (1) specified marine vessels owned by certain of the Guarantors and (2) substantially all the other tangible and intangible assets of our company and the Guarantors, subject to exceptions for certain assets.

At any time, or from time to time, on or after May 1, 2017, at our option, we may redeem the Notes, in whole or in part, at the redemption prices (expressed as percentages of principal amount of the Notes to be redeemed) set forth below, together with accrued and unpaid interest to the redemption date, if redeemed during the 12-month period beginning May 1 of the years indicated:

Year	Percentage
2017	104%
2018	102
2019 and thereafter	100

The indenture governing the Notes contains covenants that, among other things, limit our ability and the ability of our restricted subsidiaries to: (1) incur or guarantee additional indebtedness or issue preferred stock; (2) make investments or certain other restricted payments; (3) pay dividends or distributions on capital stock or purchase or redeem subordinated indebtedness; (4) sell assets; (5) create restrictions on the ability of our restricted subsidiaries to pay dividends or make other payments to us; (6) create certain liens; (7) sell all or substantially all of our assets or merge or consolidate with or into other companies; (8) enter into transactions with affiliates; and (9) create unrestricted subsidiaries. Many of those covenants would become suspended if the Notes were to attain an investment grade rating from both Moody’s Investors Service, Inc. and Standard and Poor’s Ratings Services and no default has occurred.

Tangible Equity Units (“TEUs”)

In April 2014, we issued 11,500,000 6.25% TEUs, each with a stated amount of $25. Each TEU consists of (1) a prepaid common stock purchase contract and (2) a senior amortizing note due April 1, 2017 (each an “Amortizing Note”) that has an initial principal amount of $4.1266 per Amortizing Note and bears interest at a rate of 7.75% per annum and has a final scheduled installment payment date of April 1, 2017.

The prepaid common stock purchase contracts were accounted for as additional paid-in capital totaling $240 million.  As of December 31, 2016, the outstanding principal balance of the Amortizing Notes was $9 million, all of which was classified as current notes payable.

Each prepaid common stock purchase contract will automatically settle on April 1, 2017, unless settled earlier: (1) at the holder’s option, upon which we will deliver shares of our common stock, based on the applicable settlement rate and applicable market value of our stock as determined under the purchase contract; or (2) at our option, upon which we will deliver shares of our common stock, based upon the stated maximum settlement rate of 3.5562 shares per Unit, subject to adjustment. Potential dilutive common shares that may be issued for the settlement of the common stock purchase contracts, based on the maximum number of shares issuable per Unit is 40.9 million (i.e., conversion at $7.03 per share). The potential minimum number of shares issuable is 33.4 million (i.e., conversion at $8.61 per share), which represents 2.9030 per Unit. The maximum and minimum settlement rates for the Units are subject to adjustment for certain dilutive events.

North Ocean Financing

NO 105―On September 30, 2010, MDR, as guarantor, and North Ocean 105 AS, in which we have a 75% ownership interest, as borrower, entered into a financing agreement to finance a portion of the construction costs of the NO 105. Borrowings under the agreement are secured by, among other things, a pledge of all of the equity of North Ocean 105 AS, a mortgage on the NO 105, and a lien on substantially all of the other assets of North Ocean 105 AS. MDR unconditionally guaranteed all amounts to be borrowed under the agreement. Under the Credit Agreement, we are required to exercise our option under the North Ocean 105 AS joint venture agreement to purchase Oceanteam ASA’s 25% ownership interest in the vessel-owning company and repay the outstanding NO 105 debt by April 2017.

During 2016, North Ocean 105 AS converted the $5 million dividend declared for the year ended December 31, 2015 in favor of Oceanteam ASA into a $5 million note payable.  The note, which is expected to mature in June 2017, bears interest at 4% per annum.

Bank Guarantees and Bilateral Letter of Credit

MDR has uncommitted lines of credit in place with Middle Eastern banks in support of our contracting activities in the Middle East. Bank guarantees issued under these agreements totaled $359 million and $118 million, as of December 31, 2016 and 2015, respectively. Overall capacity under these arrangements totaled $375 million and $200 million as of December 31, 2016 and 2015, respectively.

During January 2017, we received an increase of $150 million in capacity under our agreements and now have an overall capacity of $525 million.

Surety Bonds

As of December 31, 2016 and 2015, surety bonds issued under general agreements of indemnity in favor of surety underwriters in support of contracting activities of our subsidiaries J. Ray McDermott de México, S.A. de C.V. and McDermott, Inc. totaled $79 million and $54 million, respectively.